unigene

Applied Peptelligence

Ticker: UGNE.OB

www.unigene.com



welcome to the

NEW UNIGENE

A leader in the design, delivery, manufacture and development of

PEPTIDE-BASED THERAPEUTICS



Q2 2011 Earnings Presentation

Ashleigh Palmer, President and CEO

August 8, 2011

Safe Harbor Statement

Safe Harbor statements under the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are based upon Unigene Laboratories, Inc.'s management's current expectations, estimates, beliefs, assumptions, and projections about Unigene's business and industry. Words such as "anticipates," "expects," "intends," "plans," "predicts," "believes," "seeks," "estimates," "may," "will," "should," "would," "potential," "continue," and variations of these words (or negatives of these words) or similar expressions, are intended to identify forward-looking statements. In addition, any statements that refer to expectations, projections, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties, and assumptions that are difficult to predict. Therefore, our actual results could differ materially and adversely from those expressed in any forward-looking statements as a result of various risk factors. These risks and uncertainties include the risks associated with the effect of changing economic conditions, trends in the products markets, variations in Unigene's cash flow, market acceptance risks, technical development risks and other risk factors detailed in Unigene's Securities and Exchange Commission filings.

Second Quarter 2011 Highlights

Significant progress towards completing turnaround

- Early validation of Biotechnologies strategy with signing of Cara Therapeutics Agreement
- Completed patient enrollment in Ph2 oral PTH study and receipt of $4MM milestone payment from GSK
- Increased support for Tarsa with $1.5MM investment
- Presented positive advanced preclinical data for UGP281
- Monetized non-core asset with the termination of China Joint Venture

Targeted Growth Strategy

Unigene Therapeutics

Pipeline of Novel Peptides Focused On Metabolic & Inflammatory Disease

Stage	
Rational Design	In-licensing
Lead Optimization	
Preclinical Models	*Annexin Analogs* *Satiety Peptides*
Toxicology	Proof-of-Concept
IND Filing	
Phase 1	
Phase 2	*Oral PTH – GSK*
Phase 3	*Oral Calcitonin – Tarsa*
NDA	Partner/Out-license
Commercialization	*Fortical® – Upsher-Smith*

- Proprietary shots on goal
- High ROI potential from partnering

Unigene Biotechnologies

Portfolio of Proprietary Peptide Partnerships

Self Financing

Feasibility & Formulation

Peptelligence™

Drug Delivery
Production Processes
Clinical Trial Supply
Amidation
Other

Unigene's Suite of Proprietary Peptide Technologies

Milestones & Royalties

Oral Calcitonin – Novartis

- Near-term cash from service fees
- Licensing milestones and royalties

unigene

Validated Proprietary Oral Drug Delivery Technology Leads the Industry

1. Enteric coating prevents capsule from opening in stomach at low pH
2. Enteric coat dissolves at neutral pH in the small intestine
3. Protease inhibitor, permeability enhancers and peptide released
4. Peptide absorbed across intestinal wall via paracellular transport



High-Yield Low-Cost Manufacturing

Direct Expression of Peptides

- Patented *E. coli*-based recombinant peptide expression technology
- Peptide secreted directly into culture medium
- Enzymatic amidation of recombinant precursor



Unigene's Peptide Manufacturing Advantages

- ✓ **Robust high yield and purity**
- ✓ **Scalable**
- ✓ **Cost-effective**

Unigene Biotechnologies



The Peptide Development Partner of Choice

- Building a diversified portfolio of partnerships
- Expected 12-18 month lead time for feasibility studies of partners to translate into potential licensing agreements
  - Multiple feasibilities studies underway
  - Anticipated licensing announcement over course of next 12 months

Limited potential due to route of administration	Life cycle management	Development stage peptides with questionable commercial viability

unigene

Earlier than Expected Validation

- Manufacturing and Clinical Supply Agreement with Cara Therapeutics for Ph1 Study of Novel Kappa Receptor Agonist
  - Further validation of oral delivery and manufacturing technology platforms
  - Cara's Ph1 study is expected to begin in H2 2011

First agreement signed as a direct result of launching Biotechnologies Strategic Business Unit in Q4 2010

Applied Peptelligence

Unigene Therapeutics



Advanced Pipeline Focused on Metabolic & Inflammatory Diseases


Preclinical
Phase 1
Phase 2
Phase 3
Marketed
Partnership
Fortical®
UPSHER-SMITH
Oral Calcitonin
TARSA
Oral PTH
gsk
Satiety Peptides
Anti-inflammatory Peptides
High-Value Potential Partnering Opportunities

unigene

Oral Calcitonin Licensed to Tarsa - NDA Filing Q4 2011

- Unigene's oral delivery technology platform validated with Positive Ph3 results of oral calcitonin for osteoporosis
  - Study design and endpoints defined in Special Protocol Assessment (SPA)
  - Trial achieved primary endpoint with statistically significant results
  - Full data presentation at ASBMR in September 2011
- Potential to be first oral calcitonin product to cannibalize ~$300MM parenteral market
- Ph2 osteoporosis prevention study fully enrolled targeting osteopenia
- M&A/partnership anticipated

Unigene Owns 20% of Tarsa (fully diluted)

Unigene eligible to receive sales-related milestone payments

Unigene eligible to receive royalties on worldwide sales

Oral PTH with GSK – Ph2 Results Q4 2011

- Completed patient enrollment in April triggering second $4MM milestone payment
- Potential to be first oral PTH to market
- Current injectable market ~$1B; opportunity projected to grow to $2B by 2014
- Significant milestone expected with Ph3 decision

GSK has licensed exclusive worldwide rights to oral PTH

$4MM received to execute Ph2 study

$4MM received upon completion of patient enrollment

Up to $140MM in additional milestone payments

Tiered royalties in the "low-to-mid teens"

unigene

Preparation for Potential oral PTH Ph3

- Entered Development Services and Clinical Supply Agreement with GSK
- Unigene expects to receive up to $2.2MM before year end

$2.2MM payable to Unigene to undertake certain development and manufacturing activities related to the API and finished drug product for potential Ph3 program

unigene

Satiety Program: UGP281 to Enter Ph1 in H1 2012

Moderate weight loss of 5-10% shown to significantly decrease risks of morbid obesity


Treatment Weeks
1
2
3
4
5
6
7
Weight Change (percent baseline)
4
0
-4
-8
Placebo
UGP281
Placebo
Placebo
Placebo
Placebo
Placebo
group 1
4
0
-4
-8
Placebo
Placebo
UGP281
UGP281
UGP281
UGP281
group 2

- A potent anorexigenic peptide selectively targeting the amylin receptor
- Demonstrated decreases in food consumption and weight in preclinical models
- Favorable pharmacological and safety profile potentially addressing many of the shortfalls of recent obesity drug failures
- Incorporates oral formulation and high-yield manufacturing
- Engaged Scientific Advisory Board
- Potential to target orphan population

unigene

Q2 Financial Summary

Cash projections expected to be sufficient to fund operations into 2H 2012	
Cash Position as of 6/30/11	$9.1MM
Debt as of 6/30/11 *(VPC holds $33MM in convertible debt due 3/2013)*	$48MM
2011 Net Burn	~$2MM per quarter

Continued strong support from Victory Park Capital

- Can retire $33MM of Unigene's $48MM debt if fully converted
- Confidence in new strategic plan and management team
- Executed Forbearance Agreement in December 2010

Multiple near-term game changing events can retire debt

unigene

Unigene's Turnaround Scorecard

June 2010	June 2011
Insolvency threatening	Extended cash runway into the H2 2012
Lacking BD functionality	BD/Partnering a competence
GSK PTH partnership moribund	Revised license agreement executed
Tarsa Ph3 ORACAL trial ongoing	Top-line results validate technology
Lacking sustainable/viable strategy	Focused growth strategy

Near-Term Transformational Catalysts

	H1 2011	H2 2011	H1 2012
TARSA *Oral Calcitonin*	Ph3 Results ✓	Potential NDA Filing	
gsk *Oral PTH*	Initiate Ph2 dosing ✓ Complete Ph2 Enrollment ✓ $4MM Milestone ✓	Ph2 Top-line Results	Decision to move to Ph3
NOVARTIS *Oral Calcitonin*		Complete Ph3 studies/Top-line Results	Potential NDA Filing
unigene	Peptide partner feasibility studies and potential licensing		UGP281 IND/Ph1

unigene

Q&A

In Summary

- Successful turnaround and targeted growth strategy implemented by experienced management team
- Positive Ph3 top-line results for potential first oral calcitonin to market; NDA filing expected Q4 2011
- Validated, oral delivery and recombinant manufacturing technology platforms
- $150MM oral PTH partnership with GSK; Ph2 results expected Q4 2011
- Building diversified portfolio of high-potential co-development and commercialization partnerships

Multiple “game-changing” events in next 6-9 months

unigene

Applied Peptelligence

Ticker: UGNE.OB

www.unigene.com



welcome to the
NEW UNIGENE

A leader in the design, delivery, manufacture and development of

PEPTIDE-BASED THERAPEUTICS



Q2 2011 Earnings Presentation

Ashleigh Palmer, President and CEO

August 8, 2011